Exhibit 10(a)

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 6 to Registration Statement No. 333-61698 of Allstate Life of New York Separate Account A of Allstate Life Insurance Company of New York on Form N-4 of our report dated February 5, 2003 relating to the financial statements and the related financial statement schedules of Allstate Life Insurance Company of New York and our report dated March 7, 2003 relating to the financial statements of Allstate Life of New York Separate Account A, appearing in the Statements of Additional Information (which are incorporated by reference in the Prospectuses of Allstate Life of New York Separate Account A), which is part of such Registration Statement.



/s/ Deloitte & Touche LLP

Chicago, Illinois
December 18, 2003

Exhibit 10(b)

                                   CONSENT OF
                                 FOLEY & LARDNER

         We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectuses related to the supplements contained in Post-Effective Amendment 6 to the Form N-4 Registration Statement of Allstate Life of New York Separate Account A (File No. 333-61698).


                                            /s/  Foley & Lardner
                                            FOLEY & LARDNER


Washington, D.C.
December 22, 2003